A Novel Pharmaceutical Platform Focused on Trapping Aldehydes March 2015 Exhibit 99.1 XXXXX X

Forward-Looking Statements
• This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as
amended, including statements regarding Aldeyra's plans for its product candidates. In some cases, you can identify forward-looking statements by terms such as "may," "might," "will," "objective," "intend," "should," "could," "can," "would," "expect," "believe," "anticipate,"
"project," "target," "design," "estimate," "predict," "potential," "aim," "plan" or the negative of these terms, and similar expressions intended to identify forward-looking statements.
• Such forward-looking statements are based upon current expectations that involve risks, changes in circumstances, assumptions and uncertainties. Aldeyra is at an early stage of development and may not ever have any products that generate significant revenue.
Important factors that could cause actual results to differ materially from those reflected in Aldeyra's forward-looking statements include, among others, the timing and success of preclinical studies and clinical trials conducted by Aldeyra and its development partners; the ability to obtain and maintain regulatory approval to conduct clinical trials and to commercialize Aldeyra's product candidates, and the labeling for any approved products; the scope, progress, expansion, and costs of developing and commercializing Aldeyra's product candidates; the size and growth of the potential markets for Aldeyra's product candidates and the ability to serve those markets; Aldeyra's expectations regarding Aldeyra's expenses and revenue, the sufficiency of Aldeyra's cash resources and needs for additional financing;
Aldeyra's ability to attract or retain key personnel; and other factors that are described in the "Risk Factors" and "Management's
Discussion and Analysis of Financial Condition and Results of Operations" sections of Aldeyra's Quarterly Report on Form 10-Q for the quarter ended September 30, 2014 which is on file with the Securities and Exchange Commission (SEC) and available on the SEC's website at www.sec.gov.
• In addition to the risks described above and in Aldeyra's other filings with the SEC, other unknown or unpredictable factors also could affect Aldeyra's results. No forward-looking statements can be guaranteed and actual results may differ materially from such statements.
The information in this presentation is provided only as of the date of this release, and Aldeyra undertakes no obligation to update any forward-looking statements contained in this release on account of new information, future events, or otherwise, except as required by law.

Management and Directors
• Todd Brady, M.D., Ph.D. – President, CEO, and
Director
– 18 years of pharmaceutical business and
clinical development
– Domain Associates, Phenome Sciences,
(acquired by Xanthus/Antisoma), Aderis
Pharmaceuticals (acquired by Schwarz/UCB)
• Scott Young – Chief Operating Officer
– 28 years of pharmaceutical clinical
development
– Genzyme, Genetics Institute, Oxigene,
Repligen
• Steve Tulipano, CPA – Chief Financial Officer
– 27 years of financial experience
– Biogen, Javelin Pharmaceuticals

Board of Directors
Boyd Clarke – former CEO Aviron
(acquired by MedImmune)
Gary Phillips, M.D. – Chief Strategy
Officer Mallinckrodt Pharmaceuticals
Ben Bronstein, M.D. – former CEO
Peptimmune (acquired by Genzyme)
Neal Walker, D.O. – CEO Aclaris
Therapeutics
Marty Joyce – former CFO of Serono
USA
Jesse Treu, Ph.D. – Domain Associates
Todd Brady – CEO Aldeyra Therapeutics

ALDEYRA THERAPEUTICS™

Unique, Innovative Platform Technology to Trap Aldehydes

Multiple Clinical Events in 2015

Large Markets with Significant Unmet Medical Need

Strong Patent Portfolio of Compositions, Uses, and Formulations

Marquee Investors Validate Opportunity

Investment Highlights

Orphan and mass-market diseases in which toxic aldehydes are implicated
Lead compound in two topical indications: one dermal and one ocular
Phase II/III results for Sjögren Larsson Syndrome (SLS) in 2015
Phase II trial initiated for acute anterior uveitis in 2015
For lead compound, IP extends to late 2020s worldwide and to 2033 in US, assuming
Hatch-Waxman extension
Fidelity, Perceptive, DAFNA, Sphera, Knoll, Johnson & Johnson Development
Corporation, Domain Associates, and other top-tier funds
Markets for orphan indications alone are substantial, and positive data may suggest efficacy in a broad array of mass-market diseases

ALDEYRA THERAPEUTICS™

Free Aldehydes
Lipid, DNA, Protein, Carbohydrate Modification
NF-KB Activation
Cytokine Release
Oxidation, Metabolism

Aldehydes Are
Mediators of Disease
•
Toxic mediators of numerous
diseases
•
Modify cellular constituents,
lead to indigestible
aggregates, and are pro-
inflammatory
•
Dehydrogenases attempt to
eliminate free aldehydes
•
High levels are implicated in
autoimmune, inflammatory,
neurological, cardiovascular
and endocrinologic diseases

Aldehyde Binding
Adduct Transport
Cellular Disposal

Aldehyde Traps:
A Novel Therapeutic Approach

Aldeyra’s lead aldehyde trap, NS2, appears to have minimal pharmacology; it does not seem to affect receptors or proteins.  No similar technology believed to be available.
Aldeyra’s compounds rapidly
trap free aldehydes
Trapped aldehydes are
transported to the lysosome
Drug and aldehydes are
metabolized within hours

0%
-20%
-40%
-60%
-80%
-100%
Reduction in Cytokine Levels vs. Vehicle
TNF-a
IL-1b
IL-5
IL-17

Trapping Aldehydes Generates a Broad
Anti-Inflammatory Response

In an endotoxin model of cytokine generation in mice, NS2 administration significantly reduced levels of a broad array of pro-inflammatory cytokines.
Mice treated with NS2 or
vehicle 30 minutes prior to
endotoxin exposure;
cytokines measured two
hours after endotoxin
exposure
** p<0.01
*** p<0.001
**
**
***
**
Data presented at the American Academy of Asthma Allergy and Immunology 2015
Annual Meeting

ALDEYRA THERAPEUTICS™

150
100
50
0
Mouse Ear Thickness (% Change)

150
100
50
0
Mouse Ear Thickness (% Change)

NS2 Decreases Dermal
Inflammation in Animal Models
**
Vehicle NS2
Vehicle
NS2
*
* p<0.05
** p<0.01
Murine Model of Contact Dermatitis (PMA)
6.5 hours after NS2 Administration
Murine Model of Allergic Dermatitis (Oxazolone)
24.5 hours after NS2 Administration
Single dose of NS2 has early and potent anti-inflammatory effect that reduces swelling in two different models of skin inflammation
Data presented at the American Academy of Asthma Allergy and Immunology 2015
Annual Meeting

NS2 Speeds Healing and Reduces
Scarring of Lesions in Animal Models

NS2 speeds lesion healing and reduces scarring in a model of skin and eye disease
Vehicle
NS2
p=0.01
Day
6                     21                   36
p=0.1
NS
2
Vehicle
None
Minimal
Mild
Marked
Moderate
Severe
Hamster cheek pouch radiation-induced oral mucositis

NS2 Protects a Key Lipid Relevant to
Skin and Eye Disease in Cell Systems
Aldehyde-
Damaged
Lipid
Control
Aldehyde
NS2+Aldehyde
Human Skin Cells
Aldehyde-
Damaged
Lipid
Normal
Cells
SLS
Mutants
SLS Mutants +
NS2
NS2 prevents aldehyde-mediated damage of lipid that is critical to dermal moisture barrier and ocular tear integrity
p<0.01
p<0.01
Data to be presented at the Society for Inherited Metabolic Disorders
2015 Annual Meeting, March 28

Aldehyde Levels
(Malondialdehyde mM)

Aldehyde Levels
(Malondialdehyde mM)

NS2 Traps Aldehydes Generated by
Dry Conditions in Human Tissue

NS2 may reduce aldehyde-mediated damage in diseases characterized by dry tissue
Malondialdehyde concentration in human
tissues after 72 hours of NS2
Dry Tissue + NS2
Eye Drop
Normal Tissue Dry Tissue
p < 0.01
0
5
10
15
20
25
30
0
2
4
6
8
10

Dry Tissue + NS2
Dermatologic
Normal Tissue Dry Tissue
p < 0.05
Human Ocular Tissue
Human Skin Tissue
Data presented at the Society for Investigative Dermatology
2014 Annual Meeting

ALDEYRA
THERAPEUTICS™

NS2
Decreased Aldehyde Load
Anti-inflammatory
Lipid Protection
Lesion Healing
Anti-fibrotic

NS2 Summary of Efficacy: Multiple Mechanisms of Action 12 The same biological mechanisms may apply to many orphan and prevalent diseases.

Positive NS2 Eye Drop
Phase I Results
o
48 healthy volunteers
o
Double-blinded and placebo controlled
o
Two treatment stages for two drug concentrations:
Single day 0.25% & 0.5% bid &
qid
Seven day 0.25% & 0.5% qid
o
Eye drops were well tolerated in all treatment groups
o
No plasma exposure detected by LC-MS/MS (<5 ng/ml)

NS2 is safe and tolerable in healthy volunteers at doses up to four times per day over seven days .

ALDEYRA THERAPEUTICS™

Uveitis

- Acute anterior ocular inflammation
- Pain, photophobia, loss of vision
- Estimated 25,000 US patients/year

Noninfectious Anterior Uveitis: A Rare Inflammatory Ocular Disease 14 Aldehydes are inflammatory mediators of ocular diseases, and can lead to degradation of tear quality

Anticipated Clinical Trial
Design for Uveitis
Formulation
Control
Total Patients
Treatment Time
Endpoints

Eye Drop
Active 1:1:1
(NS2, Steroid, NS2 + Sub-
Therapeutic Steroid)
45 Patients
6  weeks
Inflammation Markers,
Symptoms
Noninfectious
Anterior Uveitis

ALDEYRA THERAPEUTICS™

Orphan disease caused by mutation in Fatty Aldehyde Dehydrogenase, leading to high levels of toxic aldehydes

Symptoms include severe skin thickening (ichthyosis), retinal disease, and neurological disorders

Diagnosed at birth, but no approved therapy that addresses disease; patients survive into 50s

Estimated 0.4 births/100,000 = about 1000 patients in US and a greater number in Europe (1)

Sjögren-Larsson Syndrome (SLS):
Orphan Disease with No Therapy

Therapeutic aldehyde trap
would be analogous to an
enzyme replacement therapy
(1) Extrapolating from a Swedish estimate, it is generally assumed that there are approximately 1,000 SLS patients in the United
States and a greater number of SLS patients in Europe.

Sjögren-Larsson Syndrome

- Dermal Topical
- Placebo 1:1
- 12 Patients
- 8 weeks
- Visual Rating

Anticipated Clinical Trial Design For Sjögren-Larsson Syndrome Formulation Control Total Patients Treatment Time Endpoints 17

Clinical Trial Updates

• Noninfectious Anterior Uveitis
– Prior to study initiation, FDA requires protocol
amendment, which has been submitted
– Pending FDA review of amended protocol, study start
and data in 2015, per earlier guidance
• Sjögren-Larsson Syndrome
– Study initiation pending final investigational review
board approval
– Study start and data in 2015, per earlier guidance

Unmet Medical Need for Our
Clinical Indications

Market demand is substantial for a novel therapy that is safe and effective in the indications that we intend to develop
There is no FDA-approved therapy for Sjögren-
Larsson Syndrome
Therapies for acute anterior uveitis are
associated with significant side effects

Orphan Topical Pricing for Cutaneous Lymphoma
25% of body surface area treated
Twice per day treatment
Estimated >$200,000 per year

Orphan Topical: Attractive Pricing, Large Market 20 Total US SLS market: ~$200M Payer research confirms similar or higher pricing for a topical SLS therapy

Topical dosing
Uses for aldehyde traps in diseases
NS2 to 2033 in US, assuming Hatch-Waxman extension; Issued or allowed worldwide*

Intellectual Property Portfolio: Composition of Matter into the 2030s 21 *Pending in Brazil, India Formulation Composition Method

Valuation Comparables

Orphan disease biotechnology and late-stage specialty pharmaceutical companies are highly valued.
Company Stage
Diseases in
Phase II or III
Clinical Trials
Valuation
Aldeyra Therapeutics (ALDX) Phase II 2 $64M
Anacor (ANAC) Phase II/III 4 $1.9B
GW Pharmaceuticals (GWPH) Phase II/III 5 $1.6B
Ultragenyx (RARE) Phase II 2 $1.7B
Insmed (INSM) Phase II/III 3 $921M
Intercept (ICPT) Phase III 4 $4.7B
Data as of 2/27/15
(1) Pending FDA review of submitted filings, among other contingencies.
(1)

ALDEYRA
THERAPEUTICS™

American Academy of Allergy Asthma & Immunology

SIMD
www.simd.org

ARVO
The Association for Research in Vision and Ophthalmology

2015 Medical Conferences

Conference Date Location Data
February 20-24 Houston, TX
Cytokine Reduction, Contact
Dermatitis, and Allergic
Dermatitis
March 28-31 Salt Lake, UT SLS Lipid Protection
May 3-7 Denver, CO
Ocular Inflammation and
Ocular Fibrosis
Significant data to be presented at upcoming medical conferences which will highlight the safety and efficacy of NS2 in both ocular and dermal indications

ALDEYRA THERAPEUTICS™

Unique, Innovative Platform Technology to Trap Aldehydes

•

Multiple Clinical Events in 2015

•

•

•

Large Markets with Significant Unmet Medical Need

•

Strong Patent Portfolio of Compositions, Uses, and Formulations

•

Marquee Investors Validate Opportunity

•

Investment Highlights

Orphan and mass-market diseases in which toxic aldehydes are implicated
Lead compound in two topical indications: one dermal and one ocular
Phase II/III results for Sjögren Larsson Syndrome (SLS) in 2015
Phase II trial initiated for acute anterior uveitis in 2015
Markets for orphan indications alone are substantial, and positive data may suggest efficacy in a broad array of mass-market diseases
For lead compound, IP extends to late 2020s worldwide and to 2033 in US, assuming
Hatch-Waxman extension
Fidelity, Perceptive, DAFNA, Sphera, Knoll, Johnson & Johnson Development Corporation,
Domain Associates, and other top-tier funds